AMENDMENT NO. 1 TO

                              AMENDED AND RESTATED
                           STOCK RESTRICTION AGREEMENT

     AMENDMENT NO. 1 TO STOCK RESTRICTION AGREEMENT made as of August 26, 1997 by and among the undersigned, each of whom is a stockholder or beneficiary of a trust stockholder (hereinafter individually referred to as a "Stockholder" and collectively as the "Stockholders") of Watts Industries, Inc. (hereinafter referred to as the "Company"), a corporation organized under the laws of the State of Delaware.
                                     WITNESSETH
     WHEREAS, the shares of Class B Common Stock, par value $.10 per share, of the Company (the "Class B Common Stock") owned or beneficially owned by the undersigned are subject to a Stock Restriction Agreement dated as of October 31, 1991 (the "Existing Agreement"); and
      WHEREAS, the parties hereto desire to amend certain provisions of the Existing Agreement. NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto hereby amend the Existing Agreement as follows:
     1. Restatement of Section 7. Section 7 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

     "7.   Exceptions to Restrictions
     The restrictions set forth in this Agreement shall be inapplicable to:
           a. transfers of Stock between any Stockholder and his guardian or conservator;

           b. transfers of Stock upon any Stockholder's death to his executors or administrators or to the trustees under his will;

           c. transfers of Stock among or between persons (if not individuals, the beneficial interest(s) in which are owned by, and the trustees or directors and officers of which are, an individual or individuals) having a family relationship (i.e., a relationship by blood, marriage or adoption) with Timothy P. Horne, Frederic
               B. Horne or George B. Horne, including the estates of such persons, or among or between any of such persons or estates and the trustees under the Horne Family Voting Trust Agreement - 1991 or The George B. Horne Voting Trust Agreement - 1997, in each case as the same may be amended, or any successor trust or trusts formed by members of the Horne family; and

           d. transfers of Stock (by redemption or otherwise) to the Company upon the death of any person having a family relationship (as defined in paragraph c) with Timothy P. Horne, Frederic B. Horne or George B. Horne;

provided, however, that such Stock in the hands of each such transferee (except the Company in connection with a transfer contemplated by clause d of this
Section 7) shall remain subject to this Agreement. In the event Stock is or is to be transferred upon or as a result of death to any of the persons or entities described in clauses a, b, c or d of this Section 7, Section 3 shall not apply to such transfer, provided that such Stock shall remain subject to this Agreement in the hands of the relevant transferee."
     2. Schedule A. Schedule A to the Existing Agreement is hereby deleted and replaced with Schedule A attached hereto, which replacement Schedule A reflects the Stockholders who are parties to the Existing Agreement and the Stock subject to the Existing Agreement as of the date of this Amendment.
     3.    Governing Law; Effect of Amendment
     This Amendment shall be construed under and governed by the laws of the State of Delaware. Except as amended hereby, the Existing Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, each of the undersigned has executed or caused this Agreement to be duly executed as of the date first set forth above, in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument executed under seal.

                                         --------------------------
                                         Timothy P. Horne


                                         --------------------------
                                         Frederic B. Horne



                                         The Deborah Horne Trust - 1976


                                         By: _______________________
                                             Timothy P. Horne, as Trustee, and
                                             his successors in trust and not
                                             individually



                                         The Daniel W. Horne Trust - 1980


                                         By: _______________________
                                             Timothy P. Horne, as Trustee, and
                                             his successors in trust and not
                                             individually



                                         The Peter W. Horne Trust - 1976


                                         By: _______________________
                                             Frederic B. Horne, as Trustee, and
                                             his successors in trust and not
                                             individually

                                         --------------------------
                                         Deborah Horne


                                         --------------------------
                                         Daniel W. Horne


                                         --------------------------
                                         Peter W. Horne

                                         The George B. Horne Trust - 1982


                                         By: ______________________
                                             George B. Horne, as Trustee, and
                                             his successors in trust and not
                                             individually


                                         By: ______________________
                                             Timothy P. Horne, as Trustee, and
                                             his successors in trust and not
                                             individually


                                         --------------------------
                                         George B. Horne



                                         --------------------------
                                         Tara V. Horne



-----------------------------------         ----------------------------------
Timothy P. Horne, as Trustee of the         George B. Horne, as Trustee of the
Grandchildren's Trust f/b/o                 Grandchildren's Trust f/b/o
Tara V. Horne                               Tara V. Horne

-----------------------------------         ----------------------------------
Timothy P. Horne, as Trustee of the         George B. Horne, as Trustee of the
Grandchildren's Trust f/b/o                 Grandchildren's Trust f/b/o
Tiffany R. Horne                            Tiffany R. Horne



-----------------------------------         ----------------------------------
Frederic B. Horne, as Trustee of the        George B. Horne, as Trustee of the
Grandchildren's Trust f/b/o                 Grandchildren's Trust f/b/o
Kristina M. Horne                           Kristina M. Horne




                                            ----------------------------------
                                             Judith Rae Horne, as Trustee of the
                                             Tiffany Rae Horne Trust--1984


ACKNOWLEDGED:


--------------------------               ------------------------
Timothy P. Horne, as Trustee             Frederic B. Horne, as Trustee
under the Horne Family Voting                  under the Horne Family Voting
Trust Agreement - 1991 dated                   Trust Agreement - 1991 dated
October 31, 1991, as the same                  October 31, 1991, as the same
may be amended, and his                        may be amended, and his
successors in trust                            successors in trust


--------------------------
Timothy P. Horne,  as Trustee
under the George B. Horne Voting
Trust Agreement - 1997 dated August __,
1997,  as the same may be amended,
and his  successors in trust.

                            SCHEDULE A TO AMENDMENT NO. 1
                             STOCK RESTRICTION AGREEMENT


          Name of Stockholder               Shares of Class B Common Stock


Timothy P. Horne                                     2,751,220**

Frederic B. Horne                                     1,865,323

Timothy P. Horne and George B. Horne,                2,104,600**
as Trustees of the George B. Horne                     20,000
Trust - 1982

Timothy P. Horne as Trustee of The                   1,335,840**
Daniel W. Horne Trust - 1980

Timothy P. Horne as Trustee of The                   1,335,840**
Deborah Horne Trust - 1976

Frederic B. Horne as Trustee of The                  1,235,840*
Peter W. Horne Trust - 1976

Timothy P. Horne and George B. Horne                  30,200**
as Trustees of the Grandchildren's
1995 Irrevocable Trust f/b/o Tara V.
Horne

Timothy P. Horne and George B. Horne                  22,600**
as Trustees of the Grandchildren's
1995 Irrevocable Trust f/b/o Tiffany
R. Horne

Frederic B. Horne and George B. Horne                  22,600
as Trustees of the Grandchildren's
1995 Irrevocable Trust f/b/o Kristina
M. Horne

Tara V. Horne                                         50,000**

Judith Rae Horne as Trustee of the                    50,000**
Tiffany Rae Horne Trust -1984

Frederic B. Horne as Custodian for                     11,000
Kristina M. Horne under the
Massachusetts Uniform Gifts to Minors
Act

--------------

* Shares are subject to the Horne Family Voting Trust Agreement - 1991 dated as of October 31, 1991, as the same may be amended, the trustees of which voting trust may be deemed the record holder of such shares.

** Shares are subject to The George B. Horne Voting Trust - 1997 dated as of August __, 1997, as the same may be amended, the trustees of which voting trust may be deemed the record holder of such shares.